UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2006

PATIENT SAFETY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 8, 2006, Ault Glazer Bodnar Acquisition Fund, LLC (“AGB Acquisition Fund”) loaned $686,944.76 to Automotive Services Group, LLC (“ASG”), an Alabama limited liability company which is 50% owned by Ault Glazer Bodnar Merchant Capital, Inc., a wholly owned subsidiary of Patient Safety Technologies, Inc. (the “Company”). As consideration for the loan, ASG issued AGB Acquisition Fund a secured promissory note in the principal amount of $686,944.76 (the “Note”) and granted a real estate mortgage in favor of AGB Acquisition Fund relating to certain real property located in Jefferson County, Alabama (the “Property”). The Note bears interest at the rate of 10% per annum and is due on April 10, 2006, or within 30 days thereafter. As additional security for the performance of ASG’s obligations pursuant to the Note, ASG granted AGB Acquisition Fund a security interest in all personal property and fixtures located at the Property.

Ault Glazer Bodnar & Company Investment Management, LLC (“AGB & Company IM”) is the managing member of AGB Acquisition Fund. The managing member of AGB & Company IM is Ault Glazer Bodnar & Company, Inc. (“AGB & Company”). The Company’s former Chairman and Chief Executive Officer, Milton “Todd” Ault, III, is Chairman, Chief Executive Officer and President of AGB & Company. The Company’s Chief Financial Officer, William B. Horne, is also Chief Financial Officer of AGB & Company. The Company’s President and Secretary, Lynne Silverstein, is Secretary and a director of AGB & Company. Melanie Glazer, Manager of the Company’s subsidiary Ault Glazer Bodnar Capital Properties, LLC, is also a director of AGB & Company. The Company’s management believes the loan from AGB Acquisition Fund is on terms at least as favorable as could be obtained from an unrelated third party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Promissory Note dated February 8, 2006 issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC

10.2	Real Estate Mortgage executed as of February 8, 2006 by Automotive Services Group, LLC in favor of Ault Glazer Bodnar Acquisition Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Dated: February 14, 2006	By:	/s/ LOUIS GLAZER, M.D.

Name: Louis Glazer, M.D., Ph.G. Title: Chief Executive Officer